Exhibit 99.1

Debtors

Adeptus Health Colorado Holdings LLC

Adeptus Health LLC

Adeptus Health Management LLC

Adeptus Health Phoenix Holdings LLC

Adeptus Health Ventures LLC

ADPT Columbus Holdings LLC

ADPT DFW Holdings LLC

ADPT Houston  Holdings LLC

ADPT New Orleans Holdings LLC

ADPT New Orleans Management LLC

ADPT-AZ MPT Holdings LLC

ADPT-AZ  RE Holdings LLC

ADPT-CO MPT Holdings LLC

ADPT-CO  RE Holdings LLC

ADPT-Columbus MPT Holdings LLC

ADPT-Columbus RE Holdings  LLC

ADPT-DFW MPT Holdings LLC

ADPT-DFW  RE Holdings LLC

ADPT-Houston MPT Holdings LLC

ADPT-Houston RE Holdings LLC

ADPT-LA MPT Holdings  LLC

ADPT-LA  RE Holdings LLC

AJNH Medical Center LLC

Alamo Heights SA Medical Center LLC

Algiers Medical Center LLC

Alvin Medical Center LLC

Anthem Medical Center LLC

Antoine Medical Center LLC

Arizona General ER LLC

Atascocita 1960 Medical Center LLC

Austin Brodie Medical Center LLC

Baytown Medical Center LLC

Bella Terra Medical Center LLC

Bender’s Landing Medical Center LLC

Blacklick Woods Medical Center LLC

Briar Forest-Eldridge Medical Center LLC

Broad Wagoner Medical Center LLC

Brushy Creek Medical Center LLC

Camelback 83rd Medical Center LLC

Cedar Park Lakeline Medical Center LLC

Centennial Medical Center LLC

Center Street DP Medical Center LLC

Chandler Germann Medical Center LLC

Chandler Heights Medical Center LLC

Cinco Ranch Medical Center LLC

Colonial Lakes Medical Center LLC

Colorado General Hospital LLC

Conroe Medical Center LLC

Converse Medical Center LLC

Copperwood Medical Center LLC

Creekside Forest Medical Center LLC

Culebra-Tezel Medical Center LLC

De Zavala Medical Center LLC

Dublin Medical Center LLC

Eagles Nest Medical Center LLC

East Mesa Medical Center LLC

East Pflugerville Medical Center LLC

East Riverside Medical Center LLC

ECC Management, LLC

FCER Management, LLC

First Choice ER, LLC

First Texas Hospital Cy-Fair LLC

Four Points Medical Center LLC

Friendswood Medical Center LLC

FTH Houston Partners LLC

Garland Centerville Medical Center LLC

Gilbert  Medical Center LLC

Gleannloch Farms Medical Center LLC

Glendale Medical Center LLC

Goodyear Medical Center LLC

Greenville Stacy Medical Center LLC

Guadalupe River Medical Center LLC

Hampden Tower Medical Center LLC

Helotes Medical Center LLC

Hilliard  Medical Center LLC

Houston 9520 Jones Medical Center LLC

Houston  FM 1960 Medical Center LLC

Katy ER Center LLC

Keller Medical Center LLC

Kingwood Medical Center LLC

Kuykendahl Medical Center LLC

La Porte Medical Center LLC

Lakewood Forest Medical Center LLC

League City Medical Center LLC

Legacy Trails Medical Center LLC

Lewis Center Medical Center LLC

Litchfield Park Medical Center LLC

Louetta Medical Center LLC

Marrero Medical Center LLC

Meadowbrook Heights Medical Center LLC

Medical Center of Crosby Lynchburg LLC

Medical Center of Spring Rayford Richards LLC

Mesa Tierra Medical Center LLC

Midlothian Medical Center LLC

Mountain Park Ranch Medical Center LLC

National Medical Professionals of Arizona LLC

National Medical Professionals of Ohio LLC

New Orleans East Medical Center LLC

Northwest Harris County Medical Center LLC

Ohio General ER LLC

Ohio General Hospital LLC

OpFree Licensing LP

OpFree RE Investments,  Ltd.

OpFree, LLC

Pearland 518 Medical Center LLC

Pearland Parkway Medical Center LLC

Pearland Sunrise Medical Center LLC

Pflugerville Medical Center LLC

Potranco Medical Center LLC

Provinces Medical Center LLC

Queen Creek Medical Center LLC

Rosenberg Medical Center LLC

Roy Richard Medical Center LLC

San Antonio Nacogdoches Medical Center LLC

San Tan Valley Medical Center LLC

Seguin Foster Medical Center LLC

Sienna Plantation  Medical Center LLC

South Bend Medical Center LLC

South Carrier Medical Center LLC

South Green Oaks Medical Center LLC

Spanish Oaks Medical Center LLC

Spring 2920 Medical Center LLC

Spring Green Medical Center LLC

SSH Medical Center LLC

Sterling Ridge Medical Center II LLC

Sterling Ridge Medical Center LLC

Summerwood Medical Center LLC

Surprise Medical Center LLC

SW Chandler Medical Center LLC

Sycamore School Medical Center LLC

Tempe McClintock Baseline Medical Center LLC

Tempe Rural-Baseline Medical Center LLC

Texas Regional Hospital LLC

Victory Lakes Medical Center LLC

Wadsworth-Belleview Medical Center LLC

Waterside Medical Center LLC

White Settlement Medical Center LLC

Wilderness-Hardy Oak Medical Center LLC

William Cannon Medical Center LLC